UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 5, 2006
(Date of Report — date of earliest event reported)
BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31524	37-1446709
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

8500 Executive Park Avenue
Suite 300
Fairfax, Virginia		22031
(Address of Principal Executive Offices)		(Zip Code)
(858) 481-8500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On January 5, 2006, Brookfield Homes Corporation issued a press release announcing its home and lot closings for the year ended December 31, 2005 and its net new home orders for the quarter and year ended December 31, 2005. The Company also provided information regarding planned bulk lot sales and expected 2005 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(c)	Exhibits:
99.1	Press Release issued by Brookfield Homes Corporation on January 5, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:   January 10, 2006

BROOKFIELD HOMES CORPORATION
By:	/s/ PAUL G. KERRIGAN
Paul G. Kerrigan
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release issued by Brookfield Homes Corporation on January 5, 2006.